UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2026

Capstone Energy+, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15957	20-1514270
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification Number)

16640 Stagg Street,
Van Nuys, California	91406
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CGEH	OTCQX

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD.

On May 18, 2026, Capstone Energy+, Inc. (the “Company”) posted an updated investor presentation on its website. A copy of the presentation is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

In addition, on May 18, 2026, the Company will present at the LD Micro Invitational XVI Investor Conference, and on May 28, 2026, the Company will present at the Craig-Hallum 23rd Annual Institutional Investor Conference. A copy of the press release announcing the Company’s participation in these conferences is attached hereto as Exhibit 99.2 and is incorporated into this Item 7.01 by reference.

The information responsive to Item 7.01 of this Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits Index

Exhibit No.	Description
99.1	Investor Presentation
99.2	Press Release, dated May 18, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Capstone Green Energy Holdings, Inc.

Date: May 18, 2026	By:	/s/ John P. Miller
John P. Miller
Interim Chief Financial Officer